D A T A A S O F M A R C H 3 1 , 2 0 1 6 U N L E S S O T H E R W I S E N O T E D INVESTOR PRESENTATION

FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements with respect to Fulton Financial Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends” and similar expressions which are intended to identify forward-looking statements. Management’s “2016 Outlook” contained herein is comprised of forward-looking statements. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation’s control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2015 and other periodic reports, which the Corporation files with the Securities and Exchange Commission and are available in the Investor Relations section of the Corporation’s website (www.fult.com) and on the Securities and Exchange Commission’s website (www.sec.gov). The Corporation uses certain non-GAAP financial measures in this presentation. These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. 2

WHY FULTON? • Risk Management Foundation • Management Depth and Experience • Stability of Geographic Markets / Franchise Value • Strong Capital & Reserves • Commitment to Enhancing Shareholder Value • Relationship Banking Strategy / Customer Experience • Quality Loan Growth / Solid Asset Quality • Attractive Core Deposit Profile • Prudent Expense Management / Cost Reduction Initiatives • Balance Sheet Is Positioned for Rising Interest Rates 3

A VALUABLE FRANCHISE • 243 community banking offices across the Mid-Atlantic • Asset size: $18.1 billion • 3,700+ team members (3,480 FTEs (1)) • Market capitalization: $2.3 billion (2) 4 (1) Full-time equivalent employees. (2) Based on shares outstanding and the closing price as of March 31, 2016.

STRONG POSITION IN ATTRACTIVE MARKETS 5 Note: Data as of June 30, 2015 per Federal Deposit Insurance Corporation (FDIC) Summary of Deposits. Household Income Data as of June 30, 2015 per SNL Financial LC. (1) Median HH Income, 2016 – 2021 Projected Population Change and 2016 – 2021 Projected HH Income Change are weighted by deposits in each MSA. Median Deposits Market Market Household (HH) Metropolitan Statistical Area (MSA) (in millions) Rank Share Income Population HH Income Lancaster, PA 2,826$ 1 25.72% 59,989$ 2.53% 8.62% Philadelphia-Camden-Wilmington, PA-NJ-DE-MD 2,686 13 0.79% 63,514 1.64% 6.63% Allentown-Bethlehem-Easton, PA-NJ 1,400 5 8.60% 60,194 1.24% 7.44% New York-Newark-Jersey City, NY-NJ-PA 1,123 64 0.08% 68,223 2.75% 5.53% Baltimore-Columbia-Towson, MD 872 9 1.29% 70,839 3.34% 5.20% York-Hanover, PA 772 4 11.33% 59,123 1.50% 5.20% Harrisburg-Carlisle, PA 694 5 5.63% 61,028 2.14% 8.80% Lebanon, PA 688 1 34.10% 58,978 1.97% 8.92% Reading, P 482 7 3.54% 59,208 0.67% 9.86% Hagerstown-Martinsburg, MD-WV 454 2 13.70% 57,557 3.46% 4.91% Top 10 Fulton Financial Corporation MSAs (1) 11,999$ 62,184$ 2.10% 7.22% Total Franchise (1) 13,812$ 61,860$ 2.20% 7.11% Nationwide 55,551$ 3.69% 7.77% 2016-2021 Projected Change

Name Position Years at Fulton Years in Financial Services Prior Experience E. Philip Wenger Chairman, President & CEO 36 36 Various roles since joining in 1979 Patrick Barrett (1) Senior EVP & CFO 2 23 SunTrust, JPMorgan, Deloitte Touche Tomatsu Craig Roda Senior EVP/ Community Banking 37 37 Various roles since joining in 1979 Philmer Rohrbaugh (1) Senior EVP/ CRO 3 38 KPMG, Arthur Andersen Curtis Myers Senior EVP/ President and COO of Fulton Bank 25 25 Various roles since joining in 1990 Meg Mueller Senior EVP & CCO 19 29 Various roles since joining in 1996 Angela Sargent Senior EVP/ CIO and IT Manager 23 23 Various roles since joining in 1992 DEEP EXECUTIVE MANAGEMENT TEAM 6 (1) Includes years of service in public accounting as a financial services industry specialist

FIRST QUARTER HIGHLIGHTS Diluted Earnings Per Share: $0.22 in 1Q16, unchanged from 4Q15 and 1Q15 Pre-Provision Net Revenue(1): $50.8 million, 6.6% decrease from 4Q15 and 11.2% increase from 1Q15 Linked Quarter Loan and Core Deposit Growth: 1.4% increase in average loans, while average core deposits remained flat Net Interest Income & Margin: 1.0% increase in net interest income and a 4 basis point increase in net interest margin Non-Interest Income(2) & Non-Interest Expense: 6.4% decrease in non-interest income and a 1.7% increase in non-interest expense Asset Quality: $1.2 million decrease in provision for credit losses with improvement in non-performing loans. Annualized net charge-off rate increased from 2 basis points to 20 basis points. Year-over-Year Loan and Core Deposit Growth: 5.8% increase in average loans and 9.9% increase in average core deposits Net Interest Income & Margin: 4.4% increase in net interest income and a 4 basis point decrease in net interest margin Non-Interest Income(2) & Non-Interest Expense: 3.9% increase in non-interest income and a 1.6% increase in non-interest expense Asset Quality: $5.2 million increase in provision for credit losses due to negative provision in 1Q15 which resulted from lower allocation needs on impaired loans in 2015. Overall credit metrics stable to improving. 7 (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reason for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. (2) Excluding securities gains.

INCOME STATEMENT SUMMARY

FULTON FINANCIAL CORPORATION

	1Q16	Change from 4Q15	Change from 1Q15
	(dollars in thousands, except per-share data)		
Net Interest Income	$ 129,054	$ 1,255	$ 5,473
Provision for Credit Losses	1,530	(1,220)	5,230
Non-interest Income	42,190	(2,873)	1,598
Securities Gains	947	171	(3,198)
Non-interest Expense	120,413	1,974	1,935
Income before Income Taxes	50,248	(2,201)	(3,292)
Income Taxes	11,991	(1,923)	(1,513)
Net Income	$ 38,257	$ (278)	$ (1,779)
Earnings Per Share (Diluted)	$ 0.22	$ -	$ -
ROA [1]	0.86%	-	(0.09%)
ROE (tangible) [2]	10.07%	(0.09%)	(0.89%)
Efficiency ratio [2]	68.3%	1.7%	-1.8%

- **Net Income of $38.3 million; a 0.7% decrease from 4Q15 and a 4.4% decrease from 1Q15. Earnings per share unchanged due to net impact of share repurchases.**

- Net Interest Income
  - *From 4Q15*: Increase of 1.0% due to a 1.0% increase in average earning assets and a 4 bp improvement in net interest margin (NIM), offset by one less day
  - *From 1Q15*: Increase of 4.4% due to a 5.2% increase in average earning assets and extra day, partially offset by a 4 bp decline in NIM

- Loan Loss Provision

  $1.5 million provision in 1Q16; Asset quality metrics stable to slightly improved

- Non-Interest Income
  - *From 4Q15* : Decrease of 6.4% driven by decreases in commercial loan interest rate swap fees and seasonal decreases in debit card income and overdraft fees
  - *From 1Q15* : Increase of 3.9% due to increased merchant fees, commercial loan interest rate swap fees, and other service charges, partially offset by decrease in mortgage sales gains

- Non-Interest Expenses
  - *From 4Q15*: Increase of 1.7% due to higher salaries and benefits costs, partially offset by net decreases in multiple expense categories
  - *From 1Q15*: Increase of 1.6% due to higher salaries and benefits, marketing, software and data processing, partially offset by decreases in net occupancy expense and state taxes

(1) ROA is return on average assets determined by dividing net income for the period indicated by average assets

(2) Non-GAAP based financial measure. Please refer to the calculation and management's reasons for using this measure on the slide titled "Non-GAAP Reconciliation" at the end of this presentation.

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NET INTEREST INCOME AND MARGIN Net Interest Income & Net Interest Margin ~ $730 million ~ $610 million $123.6 $122.9 $125.7 $127.8 $129.1 3.27% 3.20% 3.18% 3.19% 3.23% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Net Interest Income Net Interest Margin (Fully-taxable equivalent basis, or FTE) Average Interest-Earning Assets & Yields Average Liabilities & Rates $2.8 $2.8 $2.9 $2.8 $2.8 $13.1 $13.2 $13.4 $13.7 $13.9 3.83% 3.74% 3.68% 3.67% 3.72% 0.00% 2.00% 4.00% $- $3.0 $6.0 $9.0 $12.0 $15.0 $18.0 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Securities & Other Loans Earni ng Asse t Y ield (FT E) $13.4 $13.5 $13.9 $14.2 $14.2 $1.4 $1.4 $1.3 $1.2 $1.4 0.80% 0.77% 0.72% 0.69% 0.70% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% $- $3.0 $6.0 $9.0 $12.0 $15. Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Deposits Borrow ings Cost of Intere st-bearing Liabilities ($ IN MILLIONS) ($ IN BILLIONS) ($ IN BILLIONS) 9

LOAN PORTFOLIO COMPOSITION & YIELD 10 Note: Loan portfolio composition is based on average balances for the years ended December 31, 2011 to 2015, and quarter ended March 31, 2016.. (1) Presented on a fully-taxable equivalent basis. $4.6 $4.9 $5.1 $5.2 $5.5 $3.6 $3.7 $3.7 $3.9 $4.1 $1.6 $1.7 $1.7 $1.7 $1.7 $1.2 $1.3 $1.4 $1.4 $1.4 $0.6 $0.6 $0.6 $0.7 $0.8 $0.4 $0.4 $0.4 $0.4 $0.4 4.81% 4.39% 4.21% 4.04% 4.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 2012 2013 2014 2015 Mar 2016 Comm'l Mtg Comm'l Home Equity Res Mtg Construction Consumer/Other FTE loan yield (1) $12.9 A ve ra ge Loa n Po rtf o lio B al an ce s, in b ill io n s To tal Loa n Po rtf o lio Y ie ld (1) Average loans are up 5.8% compared to March 31, 2015. $12.0 $12.6 $13.3 $13.9

DEPOSIT PORTFOLIO COMPOSITION 11 Note: Deposit composition is based on average balances for the periods indicated. Average demand and savings up 9.9% compared to the three months ended March 31, 2015; while total deposits are up 6.2%. 20% 28% 24% 18% 10% Time Deposits Non-Int DDA Int DDA Money Mkt Savings Three Months Ended March 31, 2016 23% 27% 23% 17% 10% Time Deposits Non-Int DDA Int DDA Money Mkt Savings Three Months Ended March 31, 2015

1) A variety of interest rate scenarios are used to measure the effects of sudden and gradual movements upward and downward in the yield curve. These results are compared to the results obtained in a flat or unchanged interest rate scenario. Simulation of net interest income is used primarily to measure the Corporation’s short- term earnings exposure to rate movements. The Corporation’s policy limits the potential exposure of net interest income, in a non-parallel instantaneous shock, to 10% of the base case net interest income for a 100 basis point shock in interest rates, 15% for a 200 basis point shock and 20% for a 300 basis point shock. A "shock" is an immediate upward or downward movement of interest rates. The shocks do not take into account changes in customer behavior that could result in changes to mix and/or volumes in the balance sheet, nor do they account for competitive pricing over the forward 12-month period. These results include the effect of implicit and explicit floors that limit further reduction in interest rates. 2) The actual impact of changes in interest rates on the Corporation’s net interest income may differ materially from the anticipated amounts presented above. Rate Annual Change in % Change (1) Net Interest Income (2) Change +300 bps $ 82.7 million 16.0% +200 bps $ 55.4 million 10.7% +100 bps $ 25.8 million 5.0% - 100 bps $ (14.2) million -2.7% POSITIONED FOR RISING INTEREST RATE ENVIRONMENT MARCH 31, 2016 12

ASSET QUALITY ($ IN MILLIONS) 13 Provision for Credit Losses Non-Performing Loans (NPLs) & NPLs to Loans 120.34% 113.34% 116.81% 118.37% 121.05% 1.37% 1.28% 1.25% 1.24% 1.20% 0.00% 1.00% 2.00% 3.00% 0.00% 25.00% 50.00% 75.00% 100.00% 125.00% 150.00% Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Allowance/NPLs Allowance/Loans Net Charge-offs (NCOs) and NCOs to Average Loans Allowance for Credit Losses (Allowance) to NPLs & Loans $2.6 $12.4 $1.1 $0.7 $6.9 0.08% 0.38% 0.03% 0.02% 0.20% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 Q1 2015 Q2 2015 Q3 2015 4 1 2016 NCOs NCOs/Average Loans $(3.7) $2.2 $1.0 $2.8 $1.5 $(6.0) $(4.0) $(2.0) $- $2.0 $4.0 $6.0 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 $149.3 $149.5 $145.0 $144.8 $137.2 1.14% 1.13% 1.07% 1.05% 0.99% 0.00% 0.50% 1.00% 1.50% 2.00% $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 NPL NPLs/Loans

NON-INTEREST INCOME ($ IN MILLIONS) Non-interest Income, Excluding Securities Gains ~ $730 million ~ $610 million $40.6 $44.1 $43.0 $45.1 $42.2 $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Mortgage Banking Income & Spreads Other Non-interest Income 1.11% 1.62% 1.17% 1.60% 1.28% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Ga ins on Sale s Servicing Income Spre ad on Sale s (1) $4.7 $5.3 $3.9 $4.3 $4.0 $- $5.0 $1 .0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Invt Mgmt & Trust Srvs Deposit Srv Chgs Oth Srv Chgs Other $35.9 $38.7 $39.2 $40.7 $38.2 (1) Represents Gains on Sales divided by total new commitments to originate residential mortgage loans for customers. 14

NON-INTEREST EXPENSES ($ IN MILLIONS) Non-interest Expense & Efficiency Ratio (1) ~ $730 million ~ $610 million $118.5 $118.4 $119.3 $118.4 $120.4 70.2% 68.9% 68.8% 66.6% 68.3% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Salaries and Employee Benefits & Staffing Other Non-interest Expenses 3,545 3,480 - 2,000 4,000 6,000 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Total Salaries Employee Benefits Average Full-time Equivalent Employees $65.0 $65.1 $65.3 $65.5 $69.4 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Occp & Equip Data Processing & Software Outside Srvs Other $53.5 $53.3 $54.0 $52.9 $51.0 (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non- GAAP Reconciliation” at the end of this presentation. 15

$1.8 $2.1 $3.2 $4.3 $1.0 $4.6 $1.4 $8.2 $4.5 $0.9 $0.4 $1.4 $0.2 13 26 30 45 47 51 0 10 20 30 40 50 60 $- $3.0 $6.0 $9.0 $12.0 2011 2012 2013 2014 2015 Q1 2016 Salaries & Benefits Expense Outside Consulting Services(1) Temporary Employee Expense Staffing $0.8$0.1 COMPLIANCE & RISK MANAGEMENT (1) Represents third-party consulting and legal services directly related to BSA/AML compliance program. To tal E xp e n se s, in m ill io n s • Strengthening Risk Management and Compliance infrastructures • Address deficiencies within BSA/AML compliance • BSA/AML enforcement actions at the Corporation and banking subsidiaries • Significant investments in personnel, outside services and systems BSA/AML Compliance Program Expenses and Staffing To tal N u m b e r o f Em p lo ye e s at Pe rio d En d 16

PROFITABILITY & CAPITAL 17 ROA(1) ROE (tangible)(2) Tangible Common Equity Ratio(2) Diluted Earnings Per Common Share 10.96% 9.83% 9.11% 10.16% 10.07% 0.00% 4.00% 8.00% 12.00% Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 0.95% 0.86% 0.78% 0.86% 0.86% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 (1) ROA is return an average assets determined by dividing net income for the period indicated by average assets (2) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. 8.9% 8.9% 8.6% 8.7% 8.8% 0.0% 4. 8. 12.0 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 $0.22 $0.21 $0.20 $0.22 $0.22 $- $0.05 $0.10 $0.15 $0.20 $0.25 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016

STOCK REPURCHASE PROGRAMS June 2012 to April 2016 Repurchase Programs (1) Shares Repurchased 31.3 million % of Outstanding Shares 15.4% (2) Amount Repurchased $368 million Average Purchase Price $11.75 18 demand and savings (1) Share repurchases completed from June 2012 through April 30, 2016. (2) Total shares repurchased as a percentage of outstanding common stock on June 30, 2012. In October 2015, the Board of Directors approved a repurchase program of up to $50 million of the Corporation’s common stock, or approximately 2.3% of outstanding shares, through December 31, 2016. In 2016, 917,000 shares, at a total cost of $11.2 million, were repurchased under this plan at an average cost of $12.21 per share. Up to additional $38.8 million of common shares may be repurchased under this program.

AVERAGE ASSETS AND ROA, BY BANK Three Months Ended Mar 31, 2016 Return on Average Assets (1) Average Assets ($ Millions) 2016 2015 Fulton Bank, N.A. $9,852 1.05% 1.16% Lafayette Ambassador Bank 1,532 0.95% 1.09% The Columbia Bank 2,119 0.82% 0.72% Fulton Bank of New Jersey 3,708 0.68% 0.81% FNB Bank, N.A. 363 0.60% 0.82% Swineford National Bank 305 0.55% 2.03% Fulton Financial Corporation $17,973 0.86% 0.95% Three Months Ended Mar 31, (1) Net Income divided by average assets, annualized. 19

2016 OUTLOOK • Loans & Deposits: Annual average growth rate in the mid- to high-single digits • Net Interest Margin: Stable on an annual basis, with modest volatility (+/- 0 to 3 basis points) on a quarterly basis • Asset Quality: Provision driven primarily by loan growth • Non-Interest Income (Excluding Securities Gain): Mid- to high- single digit growth rate • Non-Interest Expense (Excluding Loss on Redemption of TruPS): Low- to mid- single digit growth rate • Capital: Focus on utilizing capital to support growth and provide appropriate returns to our shareholders Outlook remains unchanged from prior quarter 20

APPENDIX

AVERAGE LOAN PORTFOLIO AND YIELDS 22 Note: Yields presented on a fully taxable-equivalent basis, using a 35% federal tax rate and statutory interest expense disallowances. Balance Yield Q4 2015 Q1 2015 Q4 2015 Q1 2015 Comm'l Mort 5,488$ 4.03% 122$ 324$ (0.02%) (0.19%) Commercial 4,095 3.79% 60 325 0.05% (0.08%) Home Equity 1,674 4.10% (20) (47) 0.03% (0.04%) Resid Mort 1,381 3.78% 4 11 (0.01%) (0.06%) Construction 792 3.82% 26 103 0.07% (0.11%) Cons./Other 423 6.26% 2 41 0.69% (0.01%) Total Loans 13,853$ 4.00% 194$ 757$ 0.04% (0.11%) (dollars in millions) Balance FromQ1 2016 Change in Yield From

AVERAGE CUSTOMER FUNDING AND RATES 23 Balance Rate Q4 2015 Q1 2015 Q4 2015 Q1 2015 Nonint DDA 3,968$ - % (31)$ 306$ - % - % Int DDA 3,438 0.17% 26 302 0.04% 0.04% Savings/MMDA 3,933 0.18% 29 416 0.01% 0.05% CD's 2,868 1.04% (36) (194) 0.01% 0.02% Total Deposits 14,207 0.30% (12) 830 0.01% 0.00% Cash Mgt 245 0.09% 22 (15) 0.01% 0.01% Total Customer Funding 14,452$ 0.30% 10$ 815$ 0.01% 0.01% (dollars in millions) Balance FromQ1 2016 Change In Rate From Note: Average customer funding is for the three months ended March 31, 2016..

ENDING LOAN DISTRIBUTION BY STATE

MARCH 31, 2016

FULTON FINANCIAL CORPORATION

	Comm'l	Comm'l Mortgage	Constr.	Res. Mtg.	Consumer & Other	Total
			(in thousands)			
Pennsylvania	$ 2,909,286	$ 2,825,883	$ 467,374	$ 643,825	$ 1,277,447	$ 8,123,815
New Jersey	532,373	1,421,717	168,568	234,563	366,832	2,724,053
Maryland	337,977	590,546	60,214	190,051	277,105	1,455,893
Virginia	131,234	466,031	59,670	229,850	63,334	950,119
Delaware	124,463	253,931	55,046	79,170	104,211	616,821
	$ 4,035,333	$ 5,558,108	$ 810,872	$ 1,377,459	$ 2,088,929	$ 13,870,701

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NON-PERFORMING LOANS(1) MARCH 31, 2016 25 Comm'l Consumer Ending Loans NPLs/Loans Comm'l Mortgage Constr. Res. Mtg. & Other Total NPLs by State by State Pennsylvania 21,078$ 18,007$ 8,269$ 9,463$ 6,847$ 63,664$ 8,123,815$ 0.78% New Jersey 7,755 18,522 1,079 6,687 6,929 40,972 2,724,053 1.50% Maryland 3,810 3,455 825 2,657 2,243 12,990 1,455,893 0.89% Virginia 6,360 1,020 259 5,720 1,421 14,780 950,119 1.56% Delaware 137 2,128 1,573 655 284 4,777 616,821 0.77% 39,140$ 43,132$ 12,005$ 25,182$ 17,724$ 137,183$ 13,870,701$ 0.99% Ending Loans 4,035,333$ 5,558,108$ 810,872$ 1,377,459$ 2,088,929$ 13,870,701$ Non-performing Loan % (3/31/16) 0.97% 0.78% 1.48% 1.83% 0.85% 0.99% Non-performing Loan % (12/31/15) 1.08% 0.75% 1.56% 2.07% 0.88% 1.05% (dollars in thousands) (1) Includes loans ≥ 90 days past due and accruing, and non-accrual loans.

NET CHARGE-OFFS (RECOVERIES) THREE MONTHS ENDED MARCH 31, 2016 26 Comm'l Consumer Average Loans Charge-Offs to Comm'l Mortgage Constr. Res. Mtg. & Other Total by State Average Loans Pennsylvania 3,685$ (283)$ 109$ 322$ 1,675$ 5,508$ 8,127,417$ 0.07% New Jersey 322 47 (128) 425 514 1,180 2,732,108 0.04% Maryland (128) (1) (35) 207 171 214 1,437,730 0.01% Virginia (5) - - (18) 6 (17) 948,522 0.00% Delaware (5) (6) (3) (4) 10 (8) 607,643 0.00% 3,869$ (243)$ (57)$ 932$ 2,376$ 6,877$ 13,853,420$ 0.05% Average Loans 4,095,268$ 5,487,421$ 792,014$ 1,381,409$ 2,097,308$ 13,853,420$ Net Charge-offs (Recoveries) to Average Loans 0.38% -0.02% -0.03% 0.27% 0.45% 0.20% (dollars in thousands)

INVESTMENT PORTFOLIO MARCH 31, 2016 27 Weighted Avg. Remaining Life Amortized Unrealized Estimated (in years) Cost Gain (Loss) Fair Value (dollars in millions) Collateralized mortgage obligations 3.9 782$ -$ 782$ Mortgage-backed securities 5.1 1,170 19 1,189 State and municipal securities 6.6 307 7 314 Auction rate securities 1.3 107 (10) 97 Corporate debt securities 9.0 95 (5) 90 U.S. Government sponsored agency securities 4.1 25 - 25 Bank stocks N/A 13 5 18 Other equity securities N/A 1 - 1 Total Investments 4.9 2,500$ 16$ 2,516$

A SUSTAINABLE PAYOUT $0.20 $0.30 $0.32 $0.34 $0.38 $0.09 2.04% 3.12% 2.44% 2.75% 2.92% 2.69% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% $0.00 $0.04 $0.08 $0.12 $0.16 $0.20 $0.24 $0.28 $0.32 $0.36 $0.40 2011 2012 2013 2014 2015 Q1 2016 Cash Dividend Yield 28 (1) Annualized dividend rate per share divided by period-end stock price. (2) Compounded annual growth rate from December 31, 2011 to annualized March 31 , 2016. Cash Dividend Per Common Share & Yield CAGR (2) = 12.5% Cas h D iv id e n d Pe r C o m m o n S h ar e D ivid e n d Y ie ld (1)

NON-INTEREST INCOME (EXCLUDING SECURITIES GAINS) 29 Q1 2016 Q4 2015 Q1 2015 Q4 2015 Q1 2015 Invt Mgt & Trust 10,988$ 10,919$ 10,889$ 69$ 99$ Overdraft & NSF Fees 5,272 5,694 4,801 (422) 471 Mortgage Banking Income 4,030 4,318 4,688 (288) (658) Service Charges 3,820 3,877 3,551 (57) 269 Merchant Fees 3,682 3,772 3,177 (90) 505 Cash Mgt Fees 3,466 3,338 3,217 128 249 Debit Card Fees 2,511 3,161 2,389 (650) 122 Credit Card Fees 2,424 2,381 2,235 43 189 Commercial Swap Fees 1,442 2,430 811 (988) 631 Letters of Credit 1,146 1,335 1,157 (189) (11) Other Income 3,409 3,838 3,677 (429) (268) Total Non-Interest Income 42,190$ 45,063$ 40,592$ (2,873)$ 1,598$ (in thousands) Change From

NON-INTEREST EXPENSE 30 Q1 2016 Q4 2015 Q1 2015 Q4 2015 Q1 2015 Salaries & Benefits 69,372$ 65,467$ 64,990$ 3,905$ 4,382$ Occupancy & Equipment 15,591 15,192 17,650 399 (2,059) Data Proc. & Software 9,321 9,195 8,086 126 1,235 Outside Services 6,056 6,537 5,750 (481) 306 FDIC Insurance 2,949 2,896 2,822 53 127 Supplies & Postage 2,579 2,399 2,369 180 210 Professional fees 2,333 2,814 2,871 (481) (538) Marketing 1,624 1,754 1,233 (130) 391 Telecommunications 1,488 1,430 1,716 58 (228) OREO & Repo Expenses, net 638 1,123 1,362 (485) (724) Operating Risk Loss 540 987 827 (447) (287) Other Expenses 7,922 8,645 8,802 (723) (880) Total Non-Interest Expenses 120,413$ 118,439$ 118,478$ 1,974$ 1,935$ (in thousands) Change From

NON-GAAP RECONCILIATION

FULTON FINANCIAL CORPORATION

***Note**: The Corporation has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety.*

	Three Months Ended				
	Mar 31 2015	Jun 30 2015	Sep 30 2015	Dec 31 2015	Mar 31 2016
Efficiency ratio			*(dollars in thousands)*		
Non-interest expense	$ 118,478	$ 118,354	$ 124,889	$ 118,439	$ 120,413
Less: Intangible amortization	(130)	(106)	(5)	(6)	-
Less: Loss on redemption of TruPS			(5,626)	-	-
Numerator	$ 118,348	$ 118,248	$ 119,258	$ 118,433	$ 120,413
Net interest income (fully taxable equivalent)	$ 128,085	$ 127,444	$ 130,250	$ 132,683	$ 134,026
Plus: Total Non-interest income	44,737	46,489	44,774	45,839	43,137
Less: Investment securities (gains) losses	(4,145)	(2,415)	(1,730)	(776)	(947)
Denominator	$ 168,677	$ 171,518	$ 173,294	$ 177,746	$ 176,216
Efficiency ratio	70.2%	68.9%	68.8%	66.6%	68.3%

	Three Months Ended				
	Mar 31 2015	Jun 30 2015	Sep 30 2015	Dec 31 2015	Mar 31 2016
Return on Average common shareholders' equity (tangible)			*(dollars in thousands)*		
Net income	$ 40,036	$ 36,680	$ 34,251	$ 38,535	$ 38,257
Plus: Intangible amortization, net of tax	85	69	3	4	-
Numerator	$ 40,121	$ 36,749	$ 34,254	$ 38,539	$ 38,257
Average shareholders' equity	$ 2,015,963	$ 2,031,788	$ 2,022,829	$ 2,036,769	$ 2,058,799
Less: Average goodwill and intangible assets	(531,732)	(531,618)	(531,564)	(531,559)	(531,556)
Average tangible shareholders' equity (denominator)	$ 1,484,231	$ 1,500,170	$ 1,491,265	$ 1,505,210	$ 1,527,243
Return on average common shareholders' equity (tangible), annualized	10.96%	9.83%	9.11%	10.16%	10.07%

31

NON-GAAP RECONCILIATION (CON’T) 32 Mar 31 Jun 30 Sep 30 Dec 31 Mar 31 2015 2015 2015 2015 2016 Tangible Common Equity to Tangible Assets (TCE Ratio) Shareholders' equity 2,031,513$ 2,024,817$ 2,025,904$ 2,041,894$ 2,073,309$ Less: Intangible assets (531,672) (531,567) (531,562) (531,556) (531,556) Tangible shareholders' equity (numerator) 1,499,841$ 1,493,250$ 1,494,342$ 1,510,338$ 1,541,753$ Total assets 17,363,341$ 17,365,462$ 17,837,769$ 17,914,718$ 18,122,388$ Less: Intangible assets (531,672) (531,567) (531,562) (531,556) (531,556) Total tangible assets (denominator) 16,831,669$ 16,833,895$ 17,306,207$ 17,383,162$ 17,590,832$ Tangible Common Equity to Tangible Assets 8.9% 8.9% 8.6% 8.7% 8.8% Mar 31 Jun 30 Sep 30 Dec 31 Mar 31 2015 2015 2015 2015 2016 Pre-Provision Net Revenue Net interest income 123,581$ 122,920$ 125,694$ 127,799$ 129,054$ Non-interest income 44,737 46,489 44,774 45,839 43,137 Less: Investment securities gains (4,145) (2,415) (1,730) (776) (947) Total Revenue 164,173 166,994 168,738 172,862 171,244 on-interest expense 118,478 118,354 124,889 118,439 120,413 Less: Loss on redemption of TruPS - - (5,626) - - Total Non-interest expense, as adjusted 118,478 118,354 119,263 118,439 120,413 Pre-Provision Net Revenue 45,695$ 48,640$ 49,475$ 54,423$ 50,831$ Three Months Ended (dollars in thousands) (in thousands)

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